STATEMENT OF ADDITIONAL INFORMATION

June 2, 2014

as supplemented September 29, 2014 and November 12, 2014

GL BEYOND INCOME FUND

Principal Executive Offices

80 Arkay Drive, Hauppauge, NY  11788

1-855-754-7930

This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the prospectus of GL Beyond Income Fund, dated June 2, 2014 (the "Prospectus"), as it may be supplemented from time to time.  The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI).  Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus.  This SAI does not include all information that a prospective investor should consider before purchasing the Fund's securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund's securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-855-754-7930 or by visiting www.glbeyondincomefund.com.  Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund's filings with the SEC also are available to the public on the SEC's Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this SAI is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

General Information and History	3
Investment Objective and Policies	3
Management of the Fund	15
Codes of Ethics	20
Proxy Voting Policies and Procedures	21
Control Persons and Principal Holders	21
Investment Advisory and Other Services	22
Portfolio Managers	23
Allocation of Brokerage	24
Tax Status	25
Other Information	28
Independent Registered Public Accounting Firm	29
Financial Statements	29

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund (the "Fund" or the "Trust").  The Fund was organized as a Delaware statutory trust on October 11, 2011.  The Fund's principal office is located at c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788, and its telephone number is 1-855-754-7930. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to seek income.

Fundamental Policies

The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less.  The Fund may not:

(1) Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any).  The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2) Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

(3) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in connection with the disposition of its portfolio securities.  The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(4) Invest more than 25% of the market value of its assets in the securities of companies, entities or issuers engaged in any one industry.  This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(5) Purchase or sell real estate or interests in real estate.  This limitation is not applicable to investments in securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security). Additionally, the preceding limitation on real estate or interests in real estate does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts), nor from disposing of real estate that may be acquired pursuant to a foreclosure (or equivalent procedure) upon a security interest.

(6) Purchase or sell commodities, except commodity futures contracts, or unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7) Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities, which may be considered loans; (c) to the extent the entry into a repurchase agreement is deemed to be a loan; and (d) by loaning portfolio securities.  Additionally, the preceding limitation on loans does not preclude the Fund from modifying note terms.

(8) Make investments inconsistent with the Fund's status as "diversified," as that term is defined under the Investment Company Act of 1940, as amended.

In addition, the Fund has adopted a fundamental policy that the Fund will:

(9) make quarterly repurchases offers for no less than for 5% of the shares outstanding at net asset value ("NAV") less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Certain Portfolio Securities and Other Operating Policies

No assurance can be given that any or all investment strategies, or the Fund's investment program, will be successful.  The Fund's investment adviser is GL Capital Partners, LLC (the "Adviser").  The Adviser is responsible for allocating the Fund's assets among various securities using its investment strategies, subject to policies adopted by the Fund's Board of Trustees.  Additional information regarding the types of securities and financial instruments is set forth below.

Debt Instruments

The Fund may invest in fixed-rate or floating-rate debt instruments of domestic and foreign business entities including commercial paper, bankers and other acceptances, factoring receivables, bills, notes, bonds and other evidences of indebtedness.  Certain evidences of indebtedness, such as tax lien certificates or other instruments may provide returns from one or more of the following: income, capital appreciation, fees, penalties or other sources of return.  The Fund may acquire these instruments in the secondary market or through direct negotiation with an issuer.  The Adviser selects debt instruments of any maturity or credit quality provided it believes the issuer has sufficient resources to meet interest and principal payments.  However, for issuers with weaker credit quality, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.  When the Fund invests in debt instruments, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Debt securities may be or become illiquid, which may prevent the Fund from disposing of such securities at an opportune time or at favorable prices.  Certain instruments, such as tax lien certificates have specific risks.  Returns related to tax lien certificates may be highly dependent on local real estate prices, environmental risks, foreclosure costs and unfavorable changes in local regulations.  Returns from other instruments may be highly dependent on favorable economic conditions in the sector of the economy in which the issuer or obligor’s business or employer operates.

Money Market Instruments

The Fund may invest, for defensive purposes or otherwise, some or all of their assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis.  This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates.  Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Non-Principal Investment Strategies

Special Hedging Techniques

The Fund may use futures, options on futures, swaps and options on swaps to hedge against interest rate and default risks and other risks that affect the value of the Fund's portfolio of securities.

These hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a bond) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.  Unlike when a fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on indices will be subject to the ability of the Advisor to correctly predict movements in the directions of the securities market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options acquired by the Fund.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Swap Agreements and Options on Swaps

The Fund may enter into interest rate, index and default swap agreements and/or options on swap agreements in an attempt to hedge Fund risks. Swap agreements are typically two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will typically be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio.

Whether the Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund's Adviser will cause the Fund to enter into swap agreements only with counterparties that it deems creditworthy.

The Fund may also purchase or write (sell) credit default swaps (“CDS”), a type of derivative instrument, which involve special risks and may result in losses to the Fund.  CDS are typically two-party financial contracts that transfer credit exposure between the two parties.  Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer").  The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks. CDS may in some cases be illiquid, and they increase credit risk since the Fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. In addition, for cleared trades, the brokerage firm would impose margin requirements and would be able to require termination of those trades in certain circumstances. Certain CDS will be required to be traded on a regulated execution facility or contract market that makes them available for trading. The transition to trading these swaps on such a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if such a facility or contract market does not operate properly. Swaps may be difficult to unwind or terminate.  The Fund may purchase and sell options on the same types of swaps in which it may invest. Options on swaps are similar to options on underlying instruments except that options on swaps give the purchaser the right, in return for the premium paid, to assume a position in a swap (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at a time during or at the end of a period of the option of the Fund.

Regulation as a Commodity Pool Operator

The Adviser, with respect to the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and Rule 4.5 of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operations.  Accordingly, neither the Fund nor the Adviser is subject to registration or regulation as a commodity pool operator.

Additional Information About Special Purpose Vehicles

In addition to investing in special purpose vehicles ("SPVs") as part of its principal investment strategy, the Fund may also employ SPVs as part of its non-principal investment strategies.  The Fund may pursue a portion of its investment objective by investing in securities of SPVs that are privately-offered investment funds commonly known as hedge funds ("HFs").  These HF securities are typically privately placed with investors without registration with the SEC and may employ leverage and hedging strategies as well as pay their managers performance fees on gains.  HFs are typically organized as (1) limited partnerships, (2) limited liability companies, (3) corporations, and (4) other types of pooled investment vehicles.  The Fund invests without restriction as to HF legal entity type, market capitalization or country of domicile.  The Fund also invests without restriction as to the country, capitalization, credit quality, currency or debt maturity and structure of individual securities or derivatives held through HFs.  HF investments may rely upon income, capital appreciation, fees, penalties or other sources of return. The majority of HFs are not publicly traded or are traded in over-the-counter markets that have less liquidity than exchange-traded securities.  In selecting HF securities the Adviser considers some or all of the following aspects of an HF: manager experience and historical success, fee and expense structure, expected risks and returns of the different investment strategies utilized.  The Adviser generally seeks to invest in HF securities whose expected risk-adjusted returns are determined to be attractive and may be likely to have low correlations among each other or with the broad equity and fixed-income markets.

When the Fund invests in HF securities, Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the HF level.  HF securities are subject to liquidity risk because they typically only offer periodic redemptions on a monthly, quarterly or annual basis.  They are subject to valuation risk because they will be priced in the absence of a readily available market based on determinations of fair value, which may prove to be inaccurate.  They are subject to leverage risk because there is no regulatory limit on certain types of leverage.  HF investors are not entitled to the protections of the 1940 Act.  For example, HFs need not have independent boards, may not require shareholder approval of advisory contracts, may change investment objective without notice to investors, may employ leverage higher than other investment vehicles such as a mutual fund, may engage in joint transactions with affiliates, and are not obligated to file financial reports with the SEC.  HFs are subject to specific investment strategy-based risks, depending on the nature of the fund.  They often engage in speculative investment practices such as leverage, short-selling, arbitrage, hedging, derivatives, and other strategies that may increase investment losses.  There is no guarantee that any of the trading strategies used by the manager or managers retained by a HF will be profitable or avoid losses.

Repurchases and Transfers of Shares

Repurchase Offers

The Board has adopted a resolution setting forth the Fund's fundamental policy that it will conduct quarterly repurchase offers (the "Repurchase Offer Policy"). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements).  The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline (as defined below) or the next business day if the 14th day is not a business day.  The Fund's Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval.  The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings.  Such liquidations may result in losses, and may increase the Fund's portfolio turnover.

Repurchase Offer Policy Summary of Terms

1. The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.

2. The repurchase offers will be made in March, June, September and December of each year.

3. The Fund must receive repurchase requests submitted by shareholders in response to the Fund's repurchase offer within 30 days of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day) (the "Repurchase Request Deadline").

4. The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the net asset value applicable to the purchase of shares (the "Repurchase Pricing Date") is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares.  The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase.  The repurchase fee may not exceed 2% of the proceeds.  However, the Fund does not currently charge a repurchase fee.  Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.  The Fund may rely on Rule 23c-3 only so long as the Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures:  All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount:  Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding shares of the Fund on the Repurchase Request Deadline (the "Repurchase Offer Amount").  The Board of Trustees shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification:  Thirty days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification ("Shareholder Notification") providing the following information:

1. A statement that the Fund is offering to repurchase its shares from shareholders at net asset value;

2. Any fees applicable to such repurchase, if any;

3. The Repurchase Offer Amount;

4. The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the "Repurchase Payment Deadline");

5. The risk of fluctuation in net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6. The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7. The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8. The circumstances in which the Fund may suspend or postpone a repurchase offer;

9. The net asset value of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the net asset value thereafter; and

10. The market price, if any, of the shares on the date on which such net asset value was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (``Notification of Repurchase Offer'') and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners:  Where the Fund knows that shares subject of a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests:  Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline.  The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount:  If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis.  This policy, however, does not prohibit the Fund from:

1. Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2. Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers:  The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, and only:

1. If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code");

2. If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3. For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4. For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5. For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement.  If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value:  The Fund's current net asset value per share, NAV, shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board of Trustees.  Currently, the Board has determined that the Fund's NAV shall be determined daily following the close of the New York Stock Exchange.  The Fund's NAV need not be calculated on:

1. Days on which changes in the value of the Fund's portfolio securities will not materially affect the current NAV of the shares;

2. Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3. Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements:  From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund's assets equal to at least 100% of the Repurchase Offer Amount (the "Liquidity Amount") shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline.  This requirement means that individual assets must be salable under these circumstances.  It does not require that the entire Liquidity Amount must be salable.  In the event that the Fund's assets fail to comply with this requirement, the Board of Trustees shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy:  The Board of Trustees may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Fund's investment adviser, but shall continue to be responsible for monitoring the investment adviser's performance of its duties and the composition of the portfolio.  Accordingly, the Board of Trustees has approved this policy that is reasonably designed to ensure that the Fund's portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1. In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a) The frequency of trades and quotes for the security.

(b) The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c) Dealer undertakings to make a market in the security.

(d) The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e) The size of the Fund's holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2. If market developments impair the liquidity of a security, the investment adviser should review the advisability of retaining the security in the portfolio.  The investment adviser should report the basis for its determination to retain a security at the next Board of Trustees meeting.

3. The Board of Trustees shall review the overall composition and liquidity of the Fund's portfolio on a quarterly basis.

4. These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure:  The Fund's registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure:  The Fund shall include in its annual report to shareholders the following:

1. Disclosure of its fundamental policy regarding periodic repurchase offers.

2. Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a. the number of repurchase offers,

b. the repurchase offer amount and the amount tendered in each repurchase offer, and

c. the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in this section.

Advertising:  The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Involuntary Repurchases

The Fund may, at any time, repurchase at net asset value shares held by a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate net asset value less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares.  The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund Shares that it holds in its capacity as a shareholder.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion.  The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares.  Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the "fair value" procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator and (iii) Adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one of more officers from the (i) Trust, (ii) administrator, and (iii) Adviser and/or a sub-adviser (if any).  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the Adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a "significant event") since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund's calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the Adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations.  As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the Adviser (or sub-adviser) or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination.  The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), each as amended from time to time, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of four individuals, one of whom is an "interested person" (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust's distributor.  Three of the Trustees are not "interested persons" ("Independent Trustees").  Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Daniel J. Thibeault, who has served as the Chairman of the Board and President since February 2013.  Mr. Thibeault is an "interested person" as defined in the Investment Company Act of 1940, as amended, by virtue of his controlling interest in the Fund's investment adviser and his position as President of the Trust.  The Board of Trustees is comprised of Mr. Thibeault and three other Trustees, none of whom are an interested person of the Trust ("Independent Trustees").  The Independent Trustees have not selected a Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board/President is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, and, more generally, in-practice (c) execution and administration of Trust policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman/President together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust and Fund shareholders because of the Board's collective business acumen and understanding of the regulatory framework under which investment companies must operate.

Board Risk Oversight

The Board of Trustees is comprised of one interested person Trustee and three Independent Trustees with a standing independent Audit Committee with a separate chair.  The Audit Committee is composed of only Independent Trustees.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Thibeault has over a decade of experience in the financial services industry.  He has served as

Managing Director of the Adviser, assisting in the execution of investment strategies and marketing, since it was formed in November 2011.  Additionally, he serves as President and CEO of Graduate Leverage, LLC, where he directs marketing and investment strategy and investment selection, a position held since 2003.  Additionally, he has served as an executive in the fixed income group at Goldman Sachs and in GE Capital's Private Equity group, where he conducted strategic investments for the firm.  Mr. Thibeault holds an undergraduate degree from Dartmouth College and an MBA from Harvard Business School.  He was instrumental in the creation and launch of the Fund and his knowledge of the instruments in which the Fund may invest are key to the Board's oversight of the Fund's investment activities.   Mr. Stephen Kezirian has served as an independent Trustee since the launch of the Fund in 2012.  He is currently Chief Executive Officer of TRG Customer Solutions.  Previously, he was Chief Operating Officer of Cantor Gaming, Inc., a subsidiary of Cantor Fitzgerald.  Mr. Kezirian has extensive experience in both business operations and marketing in several industries.  He also has experience as a business consultant focusing on sales execution, cost containment and technology operations and his experience and skills are valuable in formulating and assessing the marketing and growth of the Fund.  Mr. Matthew Shevlin has served as an independent Trustee since the launch of the Fund in 2012.  He is currently a Vice President of Deutsche Bank and has held various position with Deutsche Bank since 2007.  Mr. Shevlin has experience in the mortgage-backed securities markets and his knowledge of the securities industry is beneficial to the Board in its assessment of the securities markets and the securities instruments in which the Fund may invest.  His experience is also useful in the Board's oversight of valuation and pricing of the Fund's holdings.  Mr. Jeffrey Wanic possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Wanic currently serves as President of Sustainable Pavement Technologies, a Houston, Texas-based enterprise focused on recycling of asphalt shingles for pavement and other purposes.  Mr. Wanic also co-founded Graduate Leverage, LLC in 2003 and served in various capacities until 2007.  Prior to his experience with Graduate Leverage, Mr. Wanic was a business development executive with Dow Chemical for over 6 years, serving in the chemical and pharmacuetical areas.  He also has experience in the operations area for paper products manufacturing.  Generally, the Board believes his years of hands-on business experience will allow him to make a valuable contribution to the Board.  Additionally, Mr. Wanic holds an MBA from Harvard Business School, and a Bachelor of Science degree in chemical engineering from Michigan Technological University.  The Board believes Mr. Wanic's experience and expertise as a business executive, including his expertise in regulatory issues, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 80 Arkay Drive, Hauppauge, NY  11788.

Independent Trustees

Address**** Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Jeffrey Wanic Born in 1973	Trustee since October 2013	President, Sustainable Pavement Technologies, 2007 to present.	1	None
Stephen M. Kezirian 1973	Trustee since January, 2012	Chief Executive Officer, IBEX Global Solutions (2011 to present) Chief Operating Officer, Cantor Gaming (2010 to 2011); General Manager/Vice-President-Telesales, Sprint Nextel Corporation (2004 to 2009).	1	Multiband Corporation (August 2012 to present); Proginet Corporation (September 2008 to September 2012)
Matthew D. Shevlin 1977	Trustee since January, 2012	Vice-President, Deutsche Bank (2007 to April 2012) Vice-President, Walker & Dunlop (April 2012 to Present).	1	None

Interested Trustee

Address**** Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Daniel J. Thibeault*** 1974	Trustee, Chairman and President since February 2013	President and CEO of Graduate Leverage, LLC (financial services) since 2003.	1	None

* The term of office for each Trustee listed above will continue indefinitely.

** The term "Fund Complex" refers to the GL Beyond Income Fund.

*** Mr. Thibeault is an interested Trustee because of his controlling interest in the Fund's adviser and he is also an officer (President) of the Fund.

**** The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street Suite 2, Omaha, NE 68130.

Trust Officers

Name Address Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Stephen L. Brune 400 Fifth Avenue, Suite 600, Waltham, MA 02451 1976	Treasurer since March 2014	Chief Operating Officer, GL Capital Partners, LLC, Dec. 2013 to present, Vice President of Investment Advisory Jan, 2013 to Nov.	n/a	n/a

2013; Vice President, Deerpath Capital Management, LP, Aug. 2007 to June 2012.
James Colantino 80 Arkay Drive Hauppauge, NY 11788 1969	Assistant Treasurer, since January 2012	Vice President from 2004 to Present; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	n/a	n/a
Kelly Calley 400 Fifth Avenue, Suite 600, Waltham, MA 02451 1971	Secretary, since September 2013	Graduate Leverage, LLC (financial services); Director of the President's Office, 2013 to present, V.P. Client Services, 2009 to 2012, AVP Operations and Client Advisor 2005 to 2008.	n/a	n/a
Jeffrey Barton c/o RegMaven 123 Nashua Rd, Suite 381 Londonderry, NH 03053 Born in 1977	Chief Compliance Officer and Anti-Money Laundering Officer since September 2014	Compliance Consultant RegMaven, Inc. (regulatory compliance firm) August 2013 to present; Managing Partner Alliance Consulting Group, LLC (regulatory compliance firm) May 2008 to present.	n/a	n/a

* Officers are elected annually.

** The term "Fund Complex" refers to the GL Beyond Income Fund.

*** Mr. Thibeault is an interested Trustee because of his controlling interest in the Fund's adviser and he is also an officer (President) of the Fund.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees, each of whom is not an "interested person" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate.  The Audit Committee generally will not consider shareholder nominees for Trustee except to the extent required pursuant to rules under the Securities Exchange Act of 1934, in which case shareholders should submit nominations to the President of the Trust a reasonable amount of time prior to the relevant shareholders meeting.  The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal period ended January 31, 2014, the Audit Committee held three meetings.

Trustee Ownership

The following table indicates the dollar range of equity securities that any Trustee beneficially owned in the Fund as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Daniel J. Thibeault	Over $100,000	Over $100,000
Stephen M. Kezirian	$50,001 - $100,000	$50,001 - $100,000
Matthew D. Shevlin	Over $100,000	Over $100,000
Jeffrey Wanic	Over $100,000	Over $100,000

Compensation

Effective November 1, 2013, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $1750 per quarterly meeting.  From January 1, 2013 through October 31, 2013, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $750 per quarterly meeting.  None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended January 31, 2014.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Directors
Daniel J. Thibeault	None	None	None	None
Stephen M. Kezirian	$5,000	None	None	$5,000
Matthew D. Shevlin	$5,000	None	None	$5,000
Jeffrey Wanic	$3,500	None	None	$3,500

CODES OF ETHICS

The Fund, the Adviser and the Trust's distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the "Ethics Codes").  Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel ("Access Persons").  The Ethics Codes permit Access Persons, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics

Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes are available on the EDGAR database on the SEC's website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Fund's principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Trust and the Fund's or its shareholder's interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Trust's directive using the recommendation of an independent third party.  If the third party's recommendations are not received in a timely fashion, the Adviser will abstain from voting.  A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 1-855-754-7930; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling toll-free at 1-855-754-7930 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.  A control person may be able to determine the outcome of a matter put to a shareholder vote.  As of May 15, 2014, the following persons owned 5% or more of the voting securities of the Fund.  As of May 16, 2014, the Trustees and officers as a group owned 3.96% of the shares of the Fund.

Name and Address of Record or Beneficial Owner

Name and Address of Record or Beneficial Owner	Nature of Ownership	Percentage of Outstanding Shares of the Fund
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	Record	45.64%

Ameritrade Inc. C/O OTA LLC Purchase NY 10577	Record	6.41%
Ameritrade Inc. C/O OTA LLC Purchase NY 10577	Record	7.14%

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

GL Capital Partners, LLC, located at 400 Fifth Avenue, Suite 600, Waltham, MA  02451, serves as the Fund's investment adviser.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a Massachusetts limited liability company formed in November 2011 for the purpose of advising investment funds.  The Adviser is indirectly controlled by Mr. Thibeault who owns the majority of the Adviser's interests through his majority ownership in the Adviser's ultimate parent entity.

Under the general supervision of the Fund's Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged.  In addition, the Adviser will supervise and provide oversight of the Fund's service providers.  The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly management fee computed at the annual rate of 2.25% of the daily net assets.  The Adviser may employ research services and service providers to assist in the Adviser's market analysis and investment selection.  During the fiscal period ended January 31, 2013, the Fund paid $58,440 in advisory fees, all of which were waived.  During the fiscal period ended January 31, 2014, the Fund paid $463,184 in advisory fees, of which $205,497 was waived.  In total, the Adviser waived advisory fees and reimbursed Fund expenses of $242,634 and $205,497 during the fiscal periods ended January 31, 2013 and January 31, 2014, respectively. An affiliate of the Adviser, Graduate Leverage, LLC, earned $2,409 and $19,756 in security servicing fees during the fiscal period ended January 31, 2013 and January 31, 2014, respectively.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) to the extent that they exceed 3.00% per annum of the Fund's average daily net assets at least through June 2, 2015 (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded.  This agreement may be terminated only by the Fund's Board of Trustees on 60 days’ written notice to the Adviser.  After June 2, 2015, the Expense Limitation Agreement may be renewed at the Adviser's and Board's discretion.

Gemini Fund Services, LLC, with principal offices at 80 Arkay Drive, Hauppauge, NY, 11788 and 17605 Wright Street, Suite 2, Omaha, NE  68130, serves as Administrator, Accounting Agent and Transfer Agent.  Gemini Fund Services, LLC receives the following fees: for administrative services 0.10% on the first $100 million of net assets, 0.06% on the next $150 million of net assets and 0.06% on net assets greater than $250 million, paid monthly at the preceding annual rates; for accounting services a $27,000 base fee plus 0.02% of net assets from $25 to $100 million and 0.01% of net assets over $100 million, paid monthly at the preceding annual rates; for transfer agent services $14 per account plus various other account-related charges; plus out of pocket expenses for each of the preceding services. For the fiscal period ended January 31, 2013, the Fund paid $39,678, $23,153 and $27,257 for administration, fund accounting and transfer agency fees, respectively.  For the fiscal period ended January 31, 2014, the Fund paid $41,208, $27,068 and $26,455 for administration, fund accounting and transfer agency fees, respectively.

Conflicts of Interest

The Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Adviser Accounts").  The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.  Set out below are practices that the Adviser follows.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

PORTFOLIO MANAGERS

Mr. Thibeault, Managing Director of the Adviser, and Frank Luisi, Vice President of the Adviser, are the Fund's co-portfolio managers. Each share primary responsibility for management of the Fund's investment portfolio.  Mr. Thibeault is compensated through a salary.  Mr. Luisi is compensated through a salary.  Because the portfolio managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.  As January 31, 2014, Mr. Thibeault owned $100,001-$500,000 in Fund shares and Mr. Luisi owned $10,001-$50,000.

As of January 31, 2014, Mr. Luisi was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

As of January 31, 2014, Mr. Thibeault was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$4,730,725	1	$4,730,725
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Distributor

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”) serves as the principal underwriter for the shares of the Trust Fund pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”).  The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. During the fiscal period ended January 31, 2013, the Fund did not pay any broker commission fees. During the fiscal period ended January 31, 2014, the Fund paid $7,597 in broker commission fees.

Affiliated Party Brokerage

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Adviser places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through the Distributor.  The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time.  Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.  Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M of the Code in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Payments to a shareholder that is either a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Foreign Account Tax Compliance Act ("FATCA") may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights.  Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Compliance Service Provider

Northern Lights Compliance Services, LLC ("NLCS"), located at 80 Arkay Drive, Suite 110, Hauppauge, NY  11788 provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between NLCS and the Fund.

Administrator

Gemini Fund Services, LLC ("GFS"), located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 and 17605 Wright Street, Suite 2, Omaha NE  68130 serves as the Fund's administrator, fund accountant and transfer agent pursuant to a fund services agreement between GFS and the Fund.

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, acts as legal counsel to the Fund.

Custodian

Union Bank, N.A. (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees.  Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 350 California Street, 6th Floor San Francisco, California  94104.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.  BBD, LLP is located at 1835 Market Street, 26th Floor, Philadelphia, PA  19103.

FINANCIAL STATEMENTS

The Financial Statements and independent registered public accounting firm's report thereon contained in the Fund's annual report dated January 31, 2014, are incorporated by reference in this Statement of Additional Information.  The Fund's annual report is available upon request, without charge, by calling the Fund toll-free at 1-855-754-7930.

APPENDIX A

GL Capital Partners, LLC

PROXY VOTING POLICIES AND PROCEDURES

(Adopted January 20, 2012)

Background:  Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy:  The Adviser will vote proxies vote proxies on behalf of its individual clients.  In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).

Voting Proxies

1. All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Portfolio Manager

2. The Portfolio Manager will generally adhere to the following procedures (subject to limited exception):

(a) A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser's files;

(b) Prior to voting any proxies, the Portfolio Manager will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below.  If a conflict is identified, the Portfolio Manager will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(c) If no material conflict is identified pursuant to these procedures, the Portfolio Manager will vote the proxy in accordance with the guidelines set forth below.  The Portfolio Manager will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1. As stated above, in evaluating how to vote a proxy, the Portfolio Manager will first determine whether there is a conflict of interest related to the proxy in question between Adviser and its Advisory Clients.  This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2. If a conflict is identified and deemed "material" by the Portfolio Manager, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3. With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients give such clients the opportunity to vote the proxies in question themselves.  However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a) Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b) Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

See Attached

Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part II of the Adviser's Form ADV and will be updated whenever these policies and procedures are updated.  Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser's proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Adviser's proxy voting procedures.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser.  Records of the following will be included in the files:

1. Copies of these proxy voting policies and procedures, and any amendments thereto;

2. A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available;

3. A record of each vote that the Adviser casts;

4. A copy of any document that the Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5. A copy of each written request for information on how the Adviser voted such client's proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

Summary of Proxy Policies and Procedures

Pursuant to the adoption by the Securities and Exchange Commission (the "Commission") of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Adviser Act of 1940 (the "Act"), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, GL Capital Partners, LLC (hereinafter, "we" or "our") has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors.  While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes.  Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance.  Of greater importance is the skill set of the proposed board member.  We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company's board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1. Requiring senior executives to hold stock in a company.

2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.

Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills.  For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value.  Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, we recognize the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients.  However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that we would be in a position to cast a vote or called upon to vote a proxy.

In the event that we do receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, we will process and vote all shareholder proxies and other actions in a timely manner insofar as we can determine based on the facts available at the time of its action, in the best interests of the affected advisory client(s).  Although we expect that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, we may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Investment Department for review and voting decision;

3) Vote or consent entered according to our best judgment under the facts and circumstances presented.  Such decision shall be made and documented;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

We may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services ("ISS") or similar service provider that we may approve, provided that such service provider votes each proxy based on decisions made by us.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1- (866) 850-1596.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities.